UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant ☑                                         Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

KENNAMETAL INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☑	No fee required.

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!
KENNAMETAL INC.
2023 Annual Meeting
Vote by October 23, 2023 11:59 PM ET. For shares held in a Plan, vote by October 20, 2023 11:59 PM ET.

KENNAMETAL INC. 525 WILLIAM PENN PLACE SUITE 3300 PITTSBURGH, PA 15219

V20210-P97123

You invested in KENNAMETAL INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareowner meeting to be held on October 24, 2023.

Get informed before you vote

View the Proxy Statement and the 2023 Annual Report to Shareowners online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 10, 2023. If you would like to request a copy of the material(s) for this and/or future shareowner meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting*
Point your camera here and	October 24, 2023
vote without entering a	2:00 P.M. Eastern Time
control number
Virtually at: www.virtualshareholdermeeting.com/KMT2023

*Please check the meeting materials for any special requirements for meeting attendance.

V1.2

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareowner meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1. Election of ten directors for terms expiring in 2023

Nominees:
01) Joseph Alvarado	07) Christopher Rossi	For
02) Cindy L. Davis	08) Paul Sternlieb
03) William J. Harvey	09) Lawrence W. Stranghoener
04) William M. Lambert	10) Steven H. Wunning
05) Lorraine M. Martin
06) Sagar A. Patel

2. Ratification of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending June 30, 2024;		For
3. Non-Binding (Advisory) Vote to Approve the Compensation Paid to the Company’s Named Executive Officers;		For
4. Non-binding (advisory) vote on the frequency of future advisory votes on executive compensation.		Year

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

                                                                                  V20211-P97123